UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2013

BMC SOFTWARE, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-16393	74-2126120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX	77042-2827
(Address of principal executive offices)	(Zip Code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement Amendment

As previously announced, on May 6, 2013, BMC Software, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boxer Parent Company Inc., a Delaware corporation (“Parent”), and Boxer Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub were formed by Bain Capital Partners, LLC, Golden Gate Private Equity, Inc., GIC Special Investments Pte Ltd, and Insight Venture Management, LLC (collectively, the “Buyer Group”).

On July 9, 2013, in accordance with the terms of the Merger Agreement, the Company received a request (the “Rollover Request”) from representatives of Parent requesting that the Company provide its consent pursuant to Section 5.12 of the Merger Agreement to allow Elliott Associates, L.P. (“Elliott”), a current stockholder of the Company, to join the Buyer Group as an equity sponsor of Parent. The Rollover Request included, among other things, a preliminary proposal to increase the consideration payable under the Merger Agreement in respect of common stock of the Company (the “Merger Consideration”) by $0.05 from $46.25 per share to $46.30 per share, which increase would have been funded by an additional equity investment by Elliott.

Upon review of the Rollover Request and discussions with representatives of Morgan Stanley, BofA Merrill Lynch and Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), on July 12, 2013, the board of directors of the Company (the “Board”) directed its representatives to respond to the Rollover Request with a request, among other items, to increase the $0.05 per share increase in the Merger Consideration that had been proposed.

On July 15, 2013, representatives of Kirkland & Ellis LLP (“Kirkland & Ellis”) informed representatives of Wachtell Lipton that Elliott would not increase the Merger Consideration by more than $0.05 per share of common stock of the Company. As discussed below, the Board withdrew its request that there be an increase in the Merger Consideration, and therefore there will be no increase in the Merger Consideration and as a result the Merger Consideration will remain unchanged at $46.25.

Negotiations between the parties regarding the Rollover Request continued over the following days until July 24, 2013, on which date the Company announced that it had provided the Company Consent to a rollover contribution by Elliott to Parent of approximately $137 million (the “Elliott Rollover”) at a price which represents a premium to the investment price paid by the members of the Buyer Group. In connection with the granting of the Company Consent, Parent, Merger Sub and the Company entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). The Amendment provides that Company has the right to revoke the Company Consent and terminate Elliott’s rights and obligations to the Company with respect to the Elliott Rollover, in the event the Elliott Rollover (1) will or would reasonably be expected to result in a non-de minimis delay of the consummation of the transactions contemplated by the Merger Agreement, (2) will have or would reasonably be expected to have an adverse impact on the ability of the Company to secure the approval of the Merger Agreement by the Company’s stockholders, or (3) in the event the equity commitment letter entered into by Elliott in connection with the Elliott Rollover is terminated under certain specified circumstances (any of such events, a “Removal Event”). The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 2.1 and is incorporated herein by reference.

Concurrent with the negotiation of the Elliott Rollover, the parties to the consolidated stockholder litigation commenced in connection with Parent’s proposed acquisition of BMC have reached an agreement in principle (the “Agreement”) to provide for the settlement of all claims related to such litigation. The Agreement provides for, among other things, a stay of all proceedings in such litigation, and releases for all defendants and their agents, from all claims arising from or in connection with such litigation. Under the Agreement, promptly following approval of the settlement by the Delaware Chancery Court, but no sooner than the closing of the transaction, $12.4 million in cash (the “Payment”) will be distributed pro rata to all holders of BMC common stock and equity awards as of the closing. BMC will use funds taken from the proceeds of the Elliott Rollover to fund all of the Payment. Elliott will waive its right to participate in such payment, such that the entire Payment will be distributed to the other equity holders of BMC. The Agreement is subject to entering into a Memorandum of Understanding and other final documentation, approval by the Delaware Chancery Court, consummation of the proposed acquisition of BMC, and completion of the Elliott Rollover. In light of the settlement and the related provision of the Payment, the Board withdrew its request for an increase in the Merger Consideration in connection with the Elliott Rollover.

In connection with transactions contemplated by the Merger Agreement, China’s Ministry of Commerce notified the parties on July 8, 2013 that it had formally accepted their notification. The mandatory waiting periods under China’s Anti-Monopoly Law have not yet expired or been terminated. On July 17, 2013, the Committee on Foreign Investment in the United States notified the parties that it had opened an investigation of the transactions contemplated by the Merger Agreement, which is scheduled to be completed no later than September 3, 2013.

Rights Agreement Amendment

Also on July 24, 2013, the Company entered into Amendment No. 3 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of May 12, 2012 and as amended as of May 5, 2013 and May 10, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The Rights Agreement Amendment specifies that (1) none of Parent, Merger Sub, or any of their Affiliates (as defined in the Rights Agreement) or Associates (as defined in the Rights Agreement), or any of the Guarantors (as defined in the Merger Agreement) or any of their Affiliates or Associates, or Elliott or Elliott International, L.P or any of their Affiliates or Associates will be deemed to have become an Acquiring Person (as defined in the Rights Agreement), and (2) none of the Rights (as defined in the Rights Plan) shall become exercisable and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any adjustments or rights pursuant to, any of Sections 3, 7, 11 or 13 of the Rights Agreement, in any such case by reason of the approval, execution or delivery of (x) the Merger Agreement or the Amendment or the consummation of any of the transactions contemplated by the Merger Agreement (as amended by the Amendment) or (y) the equity commitment letters and the limited guarantees by affiliates of the Buyer Group (including Elliott), the Specified Guarantor Agreement (as defined in the Rights Agreement Amendment) or the consummation of any of the transactions contemplated thereby. The Rights Agreement Amendment further provides that nothing in the Rights Agreement will be construed to give any holder of Rights or any other person any legal or equitable rights, remedies or claims under the Rights Agreement by virtue of the approval, execution, delivery or performance of (x) the Merger Agreement (as amended by the Amendment) or the consummation of any of the transactions contemplated by the Merger Agreement (as amended by the Amendment) or (y) the equity commitment letters and the limited guarantees by affiliates of the Buyer Group (including Elliott), the Specified Guarantor Agreement or the consummation of any of the transactions contemplated thereby. The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Agreement Amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Elliott Standstill

Also on July 24, 2013, the Company entered into an agreement (the “Elliott Standstill”) with Elliott and Elliott International, L.P. (the “Stockholders”), which restricts certain actions of the Stockholders with respect to the Company’s common stock and the Company’s 2013 annual meeting. The foregoing summary of the Elliott Standstill does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Elliott Standstill, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Item 1.01 above is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Also on July 24, 2013, the Company held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the merger of the Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation in the Merger.

As of June 24, 2013, the record date for the Special Meeting, there were 141,454,283 shares of the Company’s common stock, par value $0.01 per share, outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. Set forth below are the final voting results for each of the proposals voted on at the Special Meeting as certified by the inspector of elections. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2013.

Proposal 1: A proposal to adopt the Merger Agreement.

For	Against	Abstain
95,033,127	234,219	532,730

Proposal 2: A proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger.

For	Against	Abstain
75,041,485	18,319,511	2,439,080

Proposal 3: A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

For	Against	Abstain
87,244,034	8,097,852	458,190

Item 8.01	Other Events.

On July 24, 2013, the Company issued a press release announcing the results of the stockholder votes at the Special Meeting, the execution of the Amendment and the commitment to an agreement in principle on the Stockholder Settlement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

2.1	Amendment No. 1, dated as of July 24, 2013, to the Agreement and Plan of Merger dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc.

4.1	Amendment No. 3 to the Rights Agreement, dated as of July 24, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent.

10.1	Agreement dated as of July 24, 2013, by and between BMC Software, Inc., Elliott Associates, L.P. and Elliott International, L.P.

99.1	Press Release, dated July 24, 2013

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain any required regulatory approval or the failure to satisfy any closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2013 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC SOFTWARE, INC.

/s/ Christopher C. Chaffin
Christopher C. Chaffin Vice President, Deputy General Counsel & Asst. Secretary

Date: July 24, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1, dated as of July 24, 2013, to the Agreement and Plan of Merger dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and BMC Software, Inc.

4.1	Amendment No. 3 to the Rights Agreement, dated as of July 24, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent.

10.1	Agreement dated as of July 24, 2013, by and between BMC Software, Inc., Elliott Associates, L.P. and Elliott International, L.P.

99.1	Press Release, dated July 24, 2013